FOURTH QUARTER & FULL YEAR 2015 EARNINGS CONFERENCE CALL February 12, 2016

• Organic revenue growth was 5.2% in Q4, and 6.1% for the full year • Q4 operating income was $456 million, operating margin was 20.8% • FY operating income was $872 million, an increase of 11% from 2014 • FY operating margin was 11.5%, an improvement of 100 basis points • Diluted EPS for the full year was $1.09, and $1.21 ex-loss on sales of businesses in Q3 and Q4 • Repurchased 14 million shares during 2015 • Increased quarterly dividend 25% and authorized new $300 million share repurchase program Overview Page 2 See reconciliations of organic revenue change on pages 19 and 20, and adjusted diluted EPS on page 23.

“Office and General Expenses” includes $0.1 of restructuring and other reorganization-related charges, net for the three months ended December 31, 2014. 2015 2014 Revenue 2,196.2$ 2,207.1$ Salaries and Related Expenses 1,235.1 1,266.4 Office and General Expenses 504.7 507.7 Operating Income 456.4 433.0 Interest Expense (23.3) (21.4) Interest Income 5.0 7.1 Other Expense, net (10.3) (0.1) Income Before Income Taxes 427.8 418.6 Provision for Income Taxes 145.4 87.9 Equity in Net Income of Unconsolidated Affiliates 0.5 0.6 Net Income 282.9 331.3 Net Income Attributable to Noncontrolling Interests (22.6) (22.4) 260.3$ 308.9$ Earnings per Share Available to IPG Common Stockholders: Basic 0.65$ 0.75$ Diluted 0.63$ 0.73$ Weighted-Average Number of Common Shares Outstanding: Basic 403.4 413.7 Diluted 412.3 421.2 Dividends Declared per Common Share 0.120$ 0.095$ Three Months Ended December 31, Net Income Available to IPG Common Stockholders Operating Performance (Amounts in Millions, except per share amounts) Page 3

2015 2014 Total Organic 2015 2014 Total Organic IAN 1,793.6$ 1,816.0$ (1.2%) 4.9% 6,144.9$ 6,076.3$ 1.1% 6.7% CMG 402.6$ 391.1$ 2.9% 6.5 1,468.9$ 1,460.8$ 0.6 3.6 Change Twelve Months Ended Change Three Months Ended December 31, December 31, $ % Change $ % Change December 31, 2014 2,207.1$ 7,537.1$ Total change (10.9) (0.5%) 76.7 1.0% Foreign currency (121.6) (5.5%) (408.5) (5.4%) Net acquisitions/(divestitures) (3.4) (0.2%) 23.7 0.3% Organic 114.1 5.2% 461.5 6.1% December 31, 2015 2,196.2$ 7,613.8$ Three Months Ended Twelve Months Ended Revenue ($ in Millions) Page 4 See reconciliations of segment organic revenue change on pages 19 and 20. Integrated Agency Networks (“IAN”): McCann Worldgroup, FCB (Foote, Cone & Belding), MullenLowe Group, IPG Mediabrands, our digital specialist agencies and our domestic integrated agencies Constituency Management Group (“CMG”): Weber Shandwick, Golin, Jack Morton, FutureBrand, Octagon and our other marketing service specialists

Total Organic Total Organic United States 6.0% 6.2% 7.0% 6.8% International (7.6%) 4.1% (6.4%) 5.3% United Kingdom 3.5% 7.0% (0.1%) 6.6% Continental Europe (15.5%) (0.8%) (13.4%) 1.4% Asia Pacific (0.6%) 7.9% (0.6%) 8.3% Latin America (22.0%) 5.5% (18.5%) 4.7% All Other Markets (6.5%) 0.6% (3.0%) 4.8% Worldwide (0.5%) 5.2% 1.0% 6.1% Three Months Ended December 31, 2015 Twelve Months Ended December 31, 2015 Geographic R venue Change Page 5 “All Other Markets” includes Canada, Africa and the Middle East. See reconciliations of organic revenue change on pages 19 and 20.

(0.9%) 0.9% 3.8% 3.7% (10.8%) 7.0% 6.1% 0.7% 2.8% 5.5% (12.0%) (10.0%) (8.0%) (6.0%) (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q4-05 Q4-06 Q4-07 Q4-08 Q4-09 Q4-10 Q4-11 Q4-12 Q4-13 Q4-14 Q4-15 6.1% Organic Revenue Growth Page 6 See reconciliation on page 21. Trailing Twelve Months

Salaries & Related 2015 2014 $ Total Organic Three Months Ended December 31, 1,235.1$ 1,266.4$ (31.3)$ (2.5%) 2.3% % of Revenue 56.2% 57.4% Three months severance 22.1$ 23.3$ (1.2)$ (5.2%) % of Revenue 1.0% 1.1% Twelve Months Ended December 31, 4,857.7$ 4,820.4$ 37.3$ 0.8% 5.6% % of Revenue 63.8% 64.0% Twelve months severance 71.3$ 71.5$ (0.2)$ (0.3%) % of Revenue 0.9% 0.9% Office & General 2015 2014 $ Total Organic Three Months Ended December 31, 504.7$ 507.7$ (3.0)$ (0.6%) 5.0% % of Revenue 23.0% 23.0% Three months occupancy expense (ex-D&A) 127.2$ 124.9$ 2.3$ 1.8% % of Revenue 5.8% 5.7% Twelve Months Ended December 31, 1,884.2$ 1,928.3$ (44.1)$ (2.3%) 2.8% % of Revenue 24.7% 25.6% Twelve months occupancy expense (ex-D&A) 481.6$ 503.8$ (22.2)$ (4.4%) % of Revenue 6.3% 6.7% Change Change “Office & General” includes restructuring and other reorganization-related (reversals) charges, net for the three and twelve months ended December 31, 2015 and 2014. See reconciliations of organic measures on pages 19 and 20. Operating Expenses ($ in Millions) Page 7

(1.7%) 1.7% 5.3% 8.5% 5.7% 8.4% 9.8% 9.8% 8.4% 10.5% 11.5% 9.3% (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Q4-05 Q4-06 Q4-07 Q4-08 Q4-09 Q4-10 Q4-11 Q4-12 Q4-13 Q4-14 Q4-15 Operating Margin Page 8 Trailing Twelve Months For the twelve months ended December 31, 2013, reported operating income of $598.3 includes our Q4 2013 restructuring charge of $60.6. Excluding this charge, adjusted operating income was $658.9, and adjusted operating margin is represented in green. ($ in Millions)

(1) During Q3 and Q4 2015, we recorded losses on sales of businesses in our international markets, primarily in Latin America and Continental Europe. This amount includes losses on completed dispositions and the classification of certain assets as held for sale. Adjusted Diluted Earnings Per Share Page 9 (Amounts in Millions, except per share amounts) As Reported Loss on Sales of Businesses Adjusted Results As Reported Loss on Sales of Businesses Adjusted Results Income Before Income Taxes 427.8$ (12.0)$ 439.8$ 762.2$ (50.0)$ 812.2$ Provision for Income Taxes (145.4) 0.2 (145.6) (282.8) 2.9 (285.7) Effective Tax Rate 34.0% 33.1% 37.1% 35.2% Diluted EPS Components: Net Income Available to IPG Common Stockholders 260.3$ (11.8)$ 272.1$ 454.6$ (47.1)$ 501.7$ Weighted-Average Number of Common Shares Outstanding 412.3 412.3 415.7 415.7 Earnings Per Share Available to IPG Common Stockholders 0.63$ (0.03)$ 0.66$ 1.09$ (0.12)$ 1.21$ Three Months Ended December 31, 2015 Twelve Months Ended December 31, 2015 (1) See full reconciliations of adjusted diluted earnings per share on page 23. (1)

December 31, December 31, 2015 2014 CURRENT ASSETS: Cash and cash equivalents 1,502.9$ 1,660.6$ Marketable securities 6.8 6.6 Accounts receivable, net 4,361.0 4,376.6 Expenditures billable to clients 1,594.4 1,424.2 Other current assets 228.0 342.2 Total current assets 7,693.1$ 7,810.2$ CURRENT LIABILITIES: Accounts payable 6,672.0$ 6,558.0$ Accrued liabilities 760.3 796.0 Short-term borrowings 150.1 107.2 Current portion of long-term debt 1.9 2.1 Total current liabilities 7,584.3$ 7,463.3$ Balance Sheet – Current Portion ($ in Millions) Page 10

2015 2014 NET INCOME 481$ 505$ OPERATING ACTIVITIES Depreciation & amortization 233 222 Deferred taxes 50 84 Non-cash loss on sales of businesses 50 - Other non-cash items 35 21 Change in working capital, net (118) (131) Other non-current assets & liabilities (57) (31) Net cash provided by Operating Activities 674 670 INVESTING ACTIVITIES Capital expenditures (161) (149) Acquisitions, net of cash acquired (29) (68) Business, investment & fixed asset purchases/sales, net (13) 17 Net cash used in Investing Activities (203) (200) FINANCING ACTIVITIES Repurchase of common stock (285) (275) Common stock dividends (196) (159) Acquisition-related payments (53) (14) Distributions to noncontrolling interests (16) (17) Purchase of long-term debt (2) (351) Proceeds from issuance of long-term debt - 499 Excess tax benefit from share-based payment arrangements 10 17 Exercise of stock options 14 20 Net increase (decrease) in short-term bank borrowings 52 (63) Other financing activities 3 (1) Net cash used in Financing Activities (473) (344) Currency Effect (156) (101) (Decrease) Increase in Cash & S/T Marketable Securities (158)$ 25$ Twelve Months Ended December 31, Cash Flow ($ in Millions) Page 11 (1) Excludes net purchases, sales and maturities of short-term marketable securities. See reconciliation on page 22. (1)

$2,325 $2,102 $1,923 $1,719 $1,756 $1,644 $1,654 $1,722 $1,762 $1,000 $1,500 $2,000 $2,500 $3,000 2007 2008 2009 2010 2011 2012 2013 2014 2015 $2,431 Total Debt (1) ($ in Millions) Page 12 (2) (1) Includes current portion of long-term debt, short-term borrowings and long-term debt. All balances reflect the reclassification of debt issuance costs from other assets to long-term debt in accordance with the Financial Accounting Standards Board Accounting Standards Update No. 2015-03. (2) Includes our November 2012 debt issuances of $800 aggregate principal amount of Senior Notes, which pre-funded our plan to redeem a similar amount of debt in 2013. December 31,

466 432 421 419 408 401 75 49 22 6 8 8 300 350 400 450 500 550 600 2011 2012 2013 2014 2015 As of December 31, 2015 Basic Shares Dilutive Shares 481 541 443 425 409416 Total Shares: Basic and Eligible for Dilution (1) Page 13 (1) Includes basic common shares outstanding, restricted shares and in-the-money stock options, and convertible debt and preferred stock eligible for dilution. (2) Equals weighted-average shares outstanding as defined above for the twelve months ending December 31st for the periods presented. Weighted-average (Amounts in Millions) (2)

Summary Page 14 • Results outperformed FY-15 growth target and were at the high end of margin target • Traction from key strategic initiatives  Quality of our agency offerings, creative talent, embedded digital, and “open architecture” solutions  Strength in high-growth disciplines and largest regions  Effective expense management • Continued focus on margin improvement • Financial strength continues to be a source of value creation  Increased dividend  New share repurchase authorization

Appendix

2015 2014 Revenue 7,613.8$ 7,537.1$ Salaries and Related Expenses 4,857.7 4,820.4 Office and General Expenses 1,884.2 1,928.3 Operating Income 871.9 788.4 Interest Expense (85.8) (84.9) Interest Income 22.8 27.4 Other Expense, net (46.7) (10.2) Income Before Income Taxes 762.2 720.7 Provision for Income Taxes 282.8 216.5 Equity in Net Income of Unconsolidated Affiliates 1.1 1.2 Net Income 480.5 505.4 Net Income Attributable to Noncontrolling Interests (25.9) (28.3) 454.6$ 477.1$ Earnings per Share Available to IPG Common Stockholders: Basic 1.11$ 1.14$ Diluted 1.09$ 1.12$ Weighted-Average Number of Common Shares Outstanding: Basic 408.1 419.2 Diluted 415.7 425.4 Dividends Declared per Common Share 0.48$ 0.38$ Net Income Available to IPG Common Stockholders Twelve Months Ended December 31, Operating Performance (Amounts in Millions, except per share amounts) Page 16 “Office and General Expenses” includes ($0.8) and $0.2 of restructuring and other reorganization-related (reversals) charges, net for the twelve months ended December 31, 2015 and 2014, respectively.

2015 2014 NET INCOME 283$ 331$ OPERATING ACTIVITIES Depreciation & amortization 63 59 Deferred taxes 84 35 Non-cash loss on sales of businesses 12 - Other non-cash items 9 (5) Change in working capital, net 488 627 Other non-current assets & liabilities (9) 4 Net cash provided by Operating Activities 930 1,051 INVESTING ACTIVITIES Capital expenditures (80) (55) Acquisitions, net of cash acquired (23) (5) Business, investment & fixed asset purchases/sales, net (9) 1 Net cash used in Investing Activities (112) (59) FINANCING ACTIVITIES Repurchase of common stock (113) (127) Common stock dividends (49) (39) Acquisition related payments (21) (1) Distributions to noncontrolling interests (3) (3) Purchase of long-term debt (1) (1) Excess tax benefit from share-based payment arrangements - 12 Exercise of stock options 2 8 Net increase (decrease) in short-term bank borrowings 23 (19) Other financing activities - 1 Net cash used in Financing Activities (162) (169) Currency Effect (28) (58) Increase in Cash & S/T Marketable Securities 628$ 765$ Three Months Ended December 31, Cash Flow ($ in Millions) Page 17

Q1 Q2 Q3 Q4 FY 2015 Depreciation and amortization of fixed assets and intangible assets 38.7$ 39.5$ 38.1$ 40.7$ 157.0$ Amortization of restricted stock and other non-cash compensation 16.8 16.4 16.5 20.6 70.3 Net amortization of bond discounts and deferred financing costs 1.4 1.4 1.4 1.6 5.8 Q1 Q2 Q3 Q4 FY 2014 Depreciation and amortization of fixed assets and intangible assets 40.5$ 40.2$ 41.0$ 41.3$ 163.0$ Amortization of restricted stock and other non-cash compensation 15.1 11.1 11.7 16.4 54.3 Net amortization of bond discounts and deferred financing costs 1.0 1.3 1.4 1.4 5.1 2015 2014 Depreciation and Amortization ($ in Millions) Page 18

Three Months Ended December 31, 2014 Foreign Currency Net Acquisitions / (Divestitures) Three Months Ended December 31, 2015 Organic Total Segment Revenue IAN 1,816.0$ (108.0)$ (2.9)$ 88.5$ 1,793.6$ 4.9% (1.2%) CMG 391.1 (13.6) (0.5) 25.6 402.6 6.5% 2.9% Total 2,207.1$ (121.6)$ (3.4)$ 114.1$ 2,196.2$ 5.2% (0.5%) Geographic United States 1,152.3$ -$ (2.4)$ 71.2$ 1,221.1$ 6.2% 6.0% International 1,054.8 (121.6) (1.0) 42.9 975.1 4.1% (7.6%) United Kingdom 194.0 (9.2) 2.4 13.5 200.7 7.0% 3.5% Continental Europe 263.3 (36.3) (2.5) (2.1) 222.4 (0.8%) (15.5%) Asia Pacific 282.2 (24.3) 0.4 22.2 280.5 7.9% (0.6%) Latin America 151.0 (37.9) (3.6) 8.3 117.8 5.5% (22.0%) All Other Markets 164.3 (13.9) 2.3 1.0 153.7 0.6% (6.5%) Worldwide 2,207.1$ (121.6)$ (3.4)$ 114.1$ 2,196.2$ 5.2% (0.5%) Expenses Salaries & Related 1,266.4$ (59.0)$ (1.8)$ 29.5$ 1,235.1$ 2.3% (2.5%) Office & General 507.7 (25.9) (2.5) 25.4 504.7 5.0% (0.6%) Total 1,774.1$ (84.9)$ (4.3)$ 54.9$ 1,739.8$ 3.1% (1.9%) Components of Change Change Organic Reconciliation of Organic Measures ($ in Millions) Page 19 “Office & General Expenses” includes restructuring and other reorganization-related (reversals) charges, net.

Twelve Months Ended December 31, 2014 Foreign Currency Net Acquisitions / (Divestitures) Organic Twelve Months Ended December 31, 2015 Organic Total Segment Revenue IAN 6,076.3$ (353.6)$ 12.6$ 409.6$ 6,144.9$ 6.7% 1.1% CMG 1,460.8 (54.9) 11.1 51.9 1,468.9 3.6% 0.6% Total 7,537.1$ (408.5)$ 23.7$ 461.5$ 7,613.8$ 6.1% 1.0% Geographic United States 4,184.0$ -$ 7.8$ 283.7$ 4,475.5$ 6.8% 7.0% International 3,353.1 (408.5) 15.9 177.8 3,138.3 5.3% (6.4%) United Kingdom 688.3 (49.8) 3.7 45.5 687.7 6.6% (0.1%) Continental Europe 804.7 (132.3) 13.3 11.5 697.2 1.4% (13.4%) Asia Pacific 922.5 (82.3) 0.5 76.2 916.9 8.3% (0.6%) Latin America 470.4 (105.0) (3.9) 22.0 383.5 4.7% (18.5%) All Other Markets 467.2 (39.1) 2.3 22.6 453.0 4.8% (3.0%) Worldwide 7,537.1$ (408.5)$ 23.7$ 461.5$ 7,613.8$ 6.1% 1.0% Expenses Salaries & Related 4,820.4$ (250.1)$ 17.1$ 270.3$ 4,857.7$ 5.6% 0.8% Office & General 1,928.3 (101.5) 2.6 54.8 1,884.2 2.8% (2.3%) Total 6,748.7$ (351.6)$ 19.7$ 325.1$ 6,741.9$ 4.8% (0.1%) Components of Change Change Reconciliation of Organic Measures ($ in Millions) Page 20 “Office & General Expenses” includes restructuring and other reorganization-related (reversals) charges, net.

Reconciliation of Organic Revenue Growth

Last Twelve Months Ending	Beginning of Period Revenue	Components of Change During the Period: Foreign Currency	Net Acquisitions / (Divestitures)	Organic	End of Period Revenue
12/31/05	$ 6,387.0	$ 40.4	$ (107.4)	$ (56.2)	$ 6,263.8
3/31/06	6,323.8	(10.9)	(132.6)	81.5	6,261.8
6/30/06	6,418.4	(8.8)	(157.5)	(68.5)	6,183.6
9/30/06	6,335.9	(13.9)	(140.4)	15.6	6,197.2
12/31/06	6,263.8	20.7	(165.5)	57.8	6,176.8
3/31/07	6,261.8	78.4	(147.2)	16.0	6,209.0
6/30/07	6,183.6	102.4	(124.7)	166.6	6,327.9
9/30/07	6,197.2	137.3	(110.9)	209.2	6,432.8
12/31/07	6,176.8	197.5	(70.7)	233.1	6,536.7
3/31/08	6,209.0	217.8	(45.9)	280.6	6,661.5
6/30/08	6,327.9	244.8	(12.6)	282.4	6,842.5
9/30/08	6,432.8	237.4	32.8	317.2	7,020.2
12/31/08	6,536.7	71.5	87.6	243.0	6,938.8
3/31/09	6,661.5	(88.3)	114.7	91.9	6,779.8
6/30/09	6,842.5	(286.2)	139.2	(275.3)	6,420.2
9/30/09	7,020.2	(390.1)	115.2	(636.4)	6,108.9
12/31/09	6,938.8	(251.6)	69.1	(748.9)	6,007.4
3/31/10	6,779.8	(88.2)	36.0	(705.4)	6,022.2
6/30/10	6,420.2	59.1	2.0	(316.9)	6,164.4
9/30/10	6,108.9	117.7	9.6	60.1	6,296.3
12/31/10	6,007.4	63.3	17.0	419.6	6,507.3
3/31/11	6,022.2	21.0	18.2	583.7	6,645.1
6/30/11	6,164.4	61.5	12.4	535.8	6,774.1
9/30/11	6,296.3	119.1	(7.7)	539.5	6,947.2
12/31/11	6,507.3	122.2	(8.6)	393.7	7,014.6
3/31/12	6,645.1	92.9	(1.4)	310.0	7,046.6
6/30/12	6,774.1	(14.3)	14.5	247.3	7,021.6
9/30/12	6,947.2	(117.2)	39.7	95.8	6,965.5
12/31/12	7,014.6	(147.6)	41.8	47.4	6,956.2
3/31/13	7,046.6	(143.7)	48.2	41.3	6,992.4
6/30/13	7,021.6	(111.4)	56.9	65.8	7,032.9
9/30/13	6,965.5	(80.3)	49.5	128.2	7,062.9
12/31/13	6,956.2	(80.4)	50.3	196.2	7,122.3
3/31/14	6,992.4	(89.9)	51.2	263.1	7,216.8
6/30/14	7,032.9	(80.6)	51.6	308.1	7,312.0
9/30/14	7,062.9	(53.5)	74.3	369.0	7,452.7
12/31/14	7,122.3	(75.5)	95.3	395.0	7,537.1
3/31/15	7,216.8	(125.7)	98.4	386.1	7,575.6
6/30/15	7,312.0	(223.5)	85.3	426.5	7,600.3
9/30/15	7,452.7	(336.2)	58.3	449.9	7,624.7
12/31/15	7,537.1	(408.5)	23.7	461.5	7,613.8

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($ in Millions)

2015 2014 2015 2014 INVESTING ACTIVITIES Net cash used in Investing Activities per presentation (112)$ (59)$ (203)$ (200)$ Net purchases, sales and maturities of short-term marketable securities - - - (1) Net cash used in Investing Activities as reported (112)$ (59)$ (203)$ (201)$ Three Months Ended December 31, Twelve Months Ended December 31, Reconciliation of Investing Cash Flow ($ in Millions) Page 22

Reconciliation of Adjusted Results [1]

	Three Months Ended December 31, 2015			Twelve Months Ended December 31, 2015		
	As Reported	Loss on Sales of Businesses	Adjusted Results	As Reported	Loss on Sales of Businesses	Adjusted Results
Income Before Income Taxes	$ 427.8	$ (12.0)	$ 439.8	$ 762.2	$ (50.0)	$ 812.2
Provision for Income Taxes	(145.4)	0.2	(145.6)	(282.8)	2.9	(285.7)
Effective Tax Rate	*34.0%*		*33.1%*	*37.1%*		*35.2%*
Equity in Net Loss of Unconsolidated Affiliates	0.5		0.5	1.1		1.1
Net Income Attributable to Noncontrolling Interests	(22.6)		(22.6)	(25.9)		(25.9)
Net Income Available to IPG Common Stockholders - Basic and Diluted	$ 260.3	$ (11.8)	$ 272.1	$ 454.6	$ (47.1)	$ 501.7
Weighted-Average Number of Common Shares Outstanding - Basic	403.4		403.4	408.1		408.1
Add: Effect of Dilutive Securities						
Restricted Stock, Stock Options and Other Equity Awards	8.9		8.9	7.6		7.6
Weighted-Average Number of Common Shares Outstanding - Diluted	412.3		412.3	415.7		415.7
Earnings Per Share Available to IPG Common Stockholders - Basic	$ 0.65		$ 0.67	$ 1.11		$ 1.23
Earnings Per Share Available to IPG Common Stockholders - Diluted	$ 0.63	$ (0.03)	$ 0.66	$ 1.09	$ (0.12)	$ 1.21

(1) The following table reconciles our reported results to our adjusted non-GAAP results that excludes the losses on sales of businesses in our international markets, primarily in Latin America and Continental Europe. This amount includes losses on completed dispositions and the classification of certain assets as held for sale during the third and fourth quarters of 2015. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Page 23

IPG

(Amounts in Millions, except per share amounts)

Reconciliation of Adjusted Results (1)

	Three Months Ended December 31, 2014			Twelve Months Ended December 31, 2014			
	As Reported	Valuation Allowance Reversal, Net (2)	Adjusted Results	As Reported	Valuation Allowance Reversal, Net (2)	Loss on Early Extinguishment of Debt (3)	Adjusted Results
Income Before Income Taxes	$ 418.6		$ 418.6	$ 720.7		$ (10.4)	$ 731.1
Provision for Income Taxes	(87.9)	$ 67.6	(155.5)	(216.5)	$ 67.6	3.8	(287.9)
Effective Tax Rate	*21.0%*		*37.1%*	*30.0%*			*39.4%*
Equity in Net Loss of Unconsolidated Affiliates	0.6		0.6	1.2			1.2
Net Income Attributable to Noncontrolling Interests	(22.4)		(22.4)	(28.3)			(28.3)
Net Income Available to IPG Common Stockholders - Basic and Diluted	$ 308.9	$ 67.6	$ 241.3	$ 477.1	$ 67.6	$ (6.6)	$ 416.1
Weighted-Average Number of Common Shares Outstanding - Basic	413.7		413.7	419.2			419.2
Add: Effect of Dilutive Securities							
Restricted Stock, Stock Options and Other Equity Awards	7.5		7.5	6.2			6.2
Weighted-Average Number of Common Shares Outstanding - Diluted	421.2		421.2	425.4			425.4
Earnings Per Share Available to IPG Common Stockholders - Basic	$ 0.75		$ 0.58	$ 1.14			$ 0.99
Earnings Per Share Available to IPG Common Stockholders - Diluted	$ 0.73	$ 0.16	$ 0.57	$ 1.12	$ 0.16	$ (0.02)	$ 0.98

(1) The following table reconciles our reported results to our adjusted non-GAAP results that excludes the tax benefit from a net valuation allowance reversal on deferred tax assets during the fourth quarter of 2014, and the loss on early extinguishment of $350 in aggregate principal amount of our 6.25% Senior Unsecured Notes due 2014, which we redeemed in May 2014. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

(2) Net valuation allowance reversal of $67.6 consists of a reversal of $124.8 partially offset by the establishment of a valuation allowance of $57.2, both in Continental Europe.

(3) Loss on early extinguishment of debt of $10.4, primarily due to a redemption premium.

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(Amounts in Millions, except per share amounts)

$72 $102 $110 $56 $20 $13 $15 $0 $25 $50 $75 $100 $125 2015 2016 2017 2018 2019 2020 2021+ Actual Estimated Acquisition Payment Obligations (1) ($ in Millions) Page 25 (1) Amounts represent payments related to our previous acquisitions. Amounts include deferred payments, and payments we may be required to make in connection with our redeemable noncontrolling interests and call options with affiliates. With respect to redeemable noncontrolling interests and call options with affiliates, these estimated payment amounts are shown as an obligation in the earliest year in which they are exercisable, though some are eligible for exercise in multiple years. The payment amounts are based on current estimates of financial performance and are subject to change. (2) 2015 payments include $19 recorded within Operating Activities in our Statement of Cash Flows. (2)

Metrics Update

Metrics Update Page 27 REVENUE By Client Sector SALARIES & RELATED Twelve Months Ended (% of revenue) Base, Benefits & Tax Incentive Expense Severance Expense Temporary Help OFFICE & GENERAL Twelve Months Ended (% of revenue) Professional Fees Occupancy Expense (ex-D&A) T&E, Office Supplies & Telecom All Other O&G REAL ESTATE Total Square Feet FINANCIAL Available Liquidity $1.0 Billion 5-Year Credit Facility Covenants Category Metric

Health Care 18% Tech & Telecom 18% Auto & Transportation 18% Food & Beverage 13% Consumer Goods 10% Financial Services 9% Retail 6% Other 8% 2014 Health Care 20% Tech & Telecom 20% Auto & Transportation 17% Food & Beverage 12% Consumer Goods 9% Financial Services 10% Retail 6% Other 6% 2015 Revenue By Client Sector Page 28 Top 100 Clients for the twelve months ended December 31 Approximately 60% of consolidated revenue (Unaudited data)

63.8% 64.0% 63.8% 60.0% 62.0% 64.0% 66.0% 2013 2014 2015 % of Revenue Salaries & Related Expenses Page 29 Twelve Months Ended December 31

2015 2014 ######## 9/30/2008 6/30/2008 3/31/2008 45.7% 45.0% 52.7% 52.6% 40.0% 45.0% 50.0% 55.0% Base, Benefits & Tax Three Months Twelve Months 1.0% 1.1% 0.9% 0.9% 0.0% 1.0% 2.0% 3.0% Severance Expense Three Months Twelve Months 3.2% 3.7% 3.6% 3.8% 0.0% 2.0% 4.0% 6.0% Temporary Help Three Months Twelve Months 3.4% 4.0% 3.7% 3.5% 0.0% 2.0% 4.0% 6.0% Incentive Expense Three Months Twelve Months Salaries & Related Expenses (% of Revenue) Page 30 Three and Twelve Months Ended December 31 “All Other Salaries & Related,” not shown, was 2.9% and 3.6% for the three months ended December 31, 2015 and 2014, respectively, and 2.9% and 3.2% for the twelve months ended December 31, 2015 and 2014, respectively.

“Office & General Expenses” includes restructuring and other reorganization-related charges (reversals), net for the twelve months ended December 31, 2014 and 2015. Restructuring and other reorganization-related charges, net of $60.6 are excluded for the twelve months ended December 31, 2013. 26.9% 25.6% 24.7% 22.0% 24.0% 26.0% 28.0% 2013 2014 2015 % of Revenue Office & General Expenses Page 31 Twelve Months Ended December 31

2015 2014 ######## 9/30/2008 6/30/2008 3/31/20081.7% 1.4% 1.6% 1.5% 0.0% 1.0% 2.0% 3.0% Professional Fees Three Months Twelve Months 5.8% 5.7% 6.3% 6.7% 3.0% 5.0% 7.0% 9.0% Occupancy Expense (ex-D&A) Three Months Twelve Months 3.1% 3.1% 3.3% 3.4% 2.0% 3.0% 4.0% 5.0% T&E, Office Supplies & Telecom Three Months Twelve Months 12.4% 12.8% 13.5% 14.0% 10.0% 12.0% 14.0% 16.0% All Other O&G Three Months Twelve Months Office & General Expenses (% of Revenue) Page 32 Three and Twelve Months Ended December 31 “All Other O&G” includes production expenses, depreciation and amortization, bad debt expense, adjustments for contingent acquisition obligations, foreign currency gains (losses), long-lived asset impairments, other expenses and restructuring and other reorganization-related (reversals) charges, net.

10.5 10.8 10.0 10.1 9.9 10.0 10.1 10.0 10.0 2.1 1.6 1.9 1.5 1.2 1.1 0.8 0.5 0.4 8.0 10.0 12.0 14.0 2007 2008 2009 2010 2011 2012 2013 2014 2015 Occupied Sublease/Vacant 11.111.1 11.6 11.9 12.4 12.6 10.9 10.5 10.4 Real Estate Page 33 (Amounts in Millions) Total Square Feet as of December 31,

$1,667 $741 $856 $881 $1,510 $984 $983 $983 $984 $996 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 12/31/2014 3/31/2015 6/30/2015 9/30/2015 12/31/2015 Cash, Cash Equivalents and Short-Term Marketable Securities Available Committed Credit Facility Available Liquidity ($ in Millions) Page 34 Cash, Cash Equivalents and Short-Term Marketable Securities + Available Committed Credit Facility

Twelve Months Ending December 31, 2015 I. Interest Coverage Ratio (not less than): 5.00x Actual Interest Coverage Ratio: 19.06x II. Leverage Ratio (not greater than): 3.50x Actual Leverage Ratio: 1.60x Interest Coverage Ratio - Interest Expense Reconciliation Twelve Months Ending December 31, 2015 Interest Expense: $85.8 - Interest income 22.8 - Other 5.3 Net interest expense : $57.7 EBITDA Reconciliation Twelve Months Ending December 31, 2015 Operating Income: $871.9 + Depreciation and amortization 227.3 + Other non-cash charges 0.5 EBITDA : $1,099.7 Covenants $1.0 Billion 5-Year Credit Facility Covena ts ($ in Millions) Page 35 (2) (2) (1) In October 2015, we amended and restated our Credit Agreement which modified our leverage ratio from 3.25x to 3.50x and extended the term to October 2020. The interest coverage ratio remains unchanged. (2) Calculated as defined in the Credit Agreement. (1)

Cautionary Statement Page 36 This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: ➔ potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition; ➔ our ability to attract new clients and retain existing clients; ➔ our ability to retain and attract key employees; ➔ risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy; ➔ potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments; ➔ risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and ➔ developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world. Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.